Finance income / (expenses), net (Tables)	12 Months Ended
Dec. 31, 2021
Finance Income Expenses Net
Interest income is recognized on a time-proportion basis using the effective interest method.

Interest income is recognized on a time-proportion basis using the effective interest method.

€ in thousand		Year ended December 31,
	2021	2020	2019
Finance income
Interest income from other parties	249	119	199
Fair value gains on derivative financial instruments	—	397	—
Foreign exchange gains, net	8,130	173	1,250
Total finance income	8,379	689	1,449
Finance expenses
Interest expense on loans	(7,273)	(6,162)	(1,588)
Interest expense on refund liabilities	(8,478)	(3,640)	(89)
Interest expenses on lease liabilities	(903)	(907)	(926)
Other interest expense	(309)	(30)	(30)
Fair value losses on derivative financial instruments	—	—	(449)
Total finance expenses	(16,964)	(10,738)	(3,082)
Finance income/(expenses), net	(8,584)	(10,049)	(1,633)